Annual Report


GNMA
FUND

MAY 31, 2000

[LOGO OF T. ROWE PRICE]

T. ROWE PRICE
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     Report Highlights
--------------------------------------------------------------------------------

     GNMA Fund

 .    The strong economy and rising interest rates posed challenges for fixed-income investors,but mortgage-backed bonds delivered positive though modest returns.

 .    Fund results for the 6- and 12-month periods were ahead of the Lipper average for competing funds.

 .    Our holdings of higher-coupon bonds helped performance relative to the competition.

 .    The growing yield advantage of GNMAs over comparable Treasuries attracted investors toward the end of the period.

 .    The Fed may tighten further, but we remain optimistic about the appeal of mortgage-backed securities through the rest of 2000.



     UPDATES AVAILABLE

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

The year ended May 31, 2000, was difficult for fixed-income investors. Strong economic growth triggered fears of inflation, which prompted the Federal Reserve to raise key short-term interest rates six times since June 1999. Despite falling bond prices and rising yields, mortgage-backed securities managed to deliver positive, though modest, returns for the past six months and year.

      MARKET ENVIRONMENT

               During the past six months, the yield on 10-year Treasury bonds rose eight basis points from 6.19% to 6.27%, while the two-year Treasury yield rose 66 basis points from 6.01% to 6.67%. (One hundred basis points equal one percent.) Meanwhile, the 30-year Treasury bond actually rallied, pushing its yield down 29 basis points from 6.30% to 6.01% at the end of May. The U.S. Treasury, flush with cash from a buoyant economy and positive tax receipts, decided to reduce the country's level of outstanding debt by buying 30-year bonds, which drove their prices higher. Together, these shifts in interest rates created an inverted yield curve, with shorter-term rates exceeding long-term rates. In the past, this has sometimes signaled the onset of slower growth or, more rarely, a recession, but the factors just described were responsible for this latest occurrence.

--------------------
INTEREST RATE LEVELS
--------------------------------------------------------------------------------

                                    [GRAPH]

                                    Current              10-Year
                                  Coupon GNMA         Treasury Note
        5/31/99                       7.05                 5.62
                                      7.27                 5.78
                                      7.61                  5.9
         Aug-99                       7.77                 5.97
                                      7.48                 5.88
                                      7.51                 6.02
         Nov-99                       7.64                 6.19
                                      7.83                 6.44
                                      8.14                 6.67
         Feb-00                       8.01                 6.41
                                      7.77                    6
                                         8                 6.21
        5/31/00                          8                 6.27

               In our segment of the fixed-income market, the 30-year mortgage rate rose from 7.75% last November to 8.62% at the end of the period, after reaching a two-year high of 8.64% earlier in May. When compared with the yield on 10-year Treasuries, the current coupon GNMA had a yield advantage of 173 basis points at the end of May

1
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               versus only 145 basis points in November. (Mortgage-backed bonds are normally compared with 10-year Treasuries, since the average life of a 30-year mortgage is closest to them in maturity because of home sales and prepayments.) The yield differential had grown as wide as 189 basis points in April due to a couple of factors.

               The Fed's continuing program of monetary tightening had driven rates generally higher throughout the fixed-income market, with the exception of long-term Treasury bonds. The government's buyback of 30-year Treasuries led to concerns about a dwindling supply of these bonds, prompting investors to increase their purchases of longer-term Treasuries, which resulted in the widening gap in yields. Later in the period, however, the relatively attractive yields on mortgage-backed bonds enticed investors back and enabled GNMAs to generate positive returns.

      PERFORMANCE AND STRATEGY REVIEW

               For the 6- and 12-month periods ended May 31, 2000, the fund returned 1.67% and 2.13%, respectively, modestly ahead of the Lipper GNMA Funds Average in both periods. The fund's share price declined $0.15 to $8.92 since the end of November, but the dividend of $0.30 per share more than offset this and pushed the total return into positive territory.

      ----------------------
      PERFORMANCE COMPARISON
      --------------------------------------------------------------------------

      Periods Ended 5/31/00                      6 Months  12 Months
      --------------------------------------------------------------------------
      GNMA Fund                                   1.67%      2.13%

      Lipper GNMA Funds Average                   1.43       2.04

               Early in the period, we built an overweighted position in 7.5% and 8% GNMAs, which worked in our favor as securities with higher coupons outperformed those with lower coupons. We eliminated all Treasury holdings from the portfolio, which turned out to be premature as Treasuries have done well so far this year. However, we believe the relatively attractive yields available on GNMAs will benefit results during the coming months. In addition, we sold some older bonds with low coupons selling at a discount to par value, and bought less-seasoned securities with somewhat higher coupons, which contributed positively to performance. In March we sold some of the 8% bonds mentioned earlier and repurchased 6.5% bonds at more attractive prices.

               Liquid securities generally outperformed structured products (collateralized mortgage obligations or CMOs, project loans, and construction

2
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               loans) except in December. We swapped one of our permanent project loans for a new construction project loan, which helped performance. Our sale of some structured securities improved the fund's overall liquidity and aided results as these bonds continued to weaken so far this year. In April we bought some 15-year GNMA bonds, which we felt were undervalued relative to 30-year securities.

               Refinancing risk was not an issue during this period of rising mortgage rates, since homeowners usually refinance their mortgages when rates decline. As usual, we will continue to look for new opportunities in the mortgage-backed securities market in an effort to increase the fund's overall value.


      OUTLOOK

               With the fed funds rate 175 basis points higher today than it was a year ago, there have been some signs that the economy may be starting to slow somewhat. To date, inflation appears to be contained at an acceptable level, but the Fed will surely remain vigilant in its efforts to keep it from accelerating without pushing the economy into a recession.

               While we are still uncertain about whether the Fed's series of rate hikes is coming to an end, we believe that the yield advantage provided by mortgage-backed securities is extremely attractive. In addition, there is little refinancing risk in this current environment, and mortgage-backed bonds continue to be one of the most liquid sectors of the fixed-income market. With all of these factors in place, we remain optimistic about prospects for GNMAs through the remainder of the year.

               Thank you for investing with T. Rowe Price.



               Respectfully submitted,

               /s/ Deborah L. Boyer

               Deborah L. Boyer
               Chairman of the Investment Advisory Committee

               June 23, 2000

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T. ROWE PRICE GNMA FUND
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--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

KEY STATISTICS
                                                       11/30/99        5/31/00
--------------------------------------------------------------------------------

  Price Per Share                                        $9.07          $8.92
  Dividends Per Share
      For 6 months                                        0.30           0.30
      For 12 months                                       0.60           0.60

  Dividend Yield *
      For 6 months                                        6.69%          6.76%
      For 12 months                                       6.83           6.89

  30-Day Standardized Yield                               6.49           6.72
  Weighted Average Maturity (years)**                     9.0            8.9
  Weighted Average Effective Duration (years)             5.0            4.9
  Weighted Average Quality ***                            AAA            AAA


* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.

**   Based on prepayment-adjusted life of GNMA securities.

***  Based on T. Rowe Price research.


  SECTOR DIVERSIFICATION
                                                     Percent of      Percent of
                                                     Net Assets      Net Assets
                                                       11/30/99         5/31/00
--------------------------------------------------------------------------------
  GNMA Securities                                          98%            99%
  Other Government Agency Securities                        3              1
  Short-Term Obligations                                    2              1
  U.S. Treasury Obligations                                 1              -
  Other Assets Less Liabilities                           - 4            - 1
  Total                                                   100%           100%

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T. ROWE PRICE GNMA FUND
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----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

  This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

  GNMA FUND
  ------------------------------------------------------------------------------

                                    [GRAPH]


                                  Salomon Smith Barney           Lipper GNMA
             GNMA Fund                 GNMA Index               Funds Average

5/31/90       10,000                    10,000                      10,000
5/31/91       11,301                    11,387                      11,227
5/31/92       12,663                    12,864                      12,528
5/31/93       13,756                    14,112                      13,687
5/31/94       13,654                    14,120                      13,613
5/31/95       15,309                    15,717                      15,024
5/31/96       15,878                    16,564                      15,675
5/31/97       17,222                    18,105                      16,993
5/31/98       18,938                    19,834                      18,625
5/31/99       19,674                    20,816                      19,344
5/31/00       20,094                    21,502                      19,801


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

  This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

  Periods Ended 5/31/00               1 Year     3 Years   5 Years    10 Years
  ------------------------------------------------------------------------------
  GNMA Fund                            2.13%      5.27%     5.59%       7.23%


  Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

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T. ROWE PRICE GNMA FUND
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--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                Year
                               Ended
                              5/31/00    5/31/99    5/31/98    5/31/97   5/31/96

NET ASSET VALUE
Beginning of period           $  9.33    $  9.57    $  9.30    $  9.19  $  9.51

Investment activities
 Net investment income (loss)    0.60       0.61       0.63       0.65     0.67
 Net realized and
 unrealized gain (loss)         (0.41)     (0.24)      0.27       0.11    (0.32)

 Total from
 investment activities           0.19       0.37       0.90       0.76     0.35

Distributions
 Net investment income          (0.60)     (0.61)     (0.63)     (0.63)   (0.67)
 Tax return of capital           --         --         --        (0.02)    --
 Total distributions            (0.60)     (0.61)     (0.63)     (0.65)   (0.67)

NET ASSET VALUE

End of period                 $  8.92    $  9.33    $  9.57    $  9.30  $  9.19


Ratios/Supplemental Data

Total return#                    2.13%      3.88%      9.97%      8.46%    3.72%

Ratio of total expenses to
average net assets               0.71%      0.71%      0.70%      0.74%    0.74%

Ratio of net investment
income (loss) to average
net assets                       6.61%      6.36%      6.67%      6.98%    7.04%

Portfolio turnover rate          63.8%      86.7%     120.6%     115.9%   113.6%
Net assets, end of period
(in millions)                 $ 1,052    $ 1,111    $ 1,123    $   944  $   904


# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

6
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T. ROWE PRICE GNMA FUND                                             May 31, 2000
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF NET ASSETS                                 Par/Shares        Value
--------------------------------------------------------------------------------
                                                              In thousands

      U.S. GOVERNMENT MORTGAGE-BACKED
      SECURITIES  100.5%

      U.S. Government Guaranteed Obligations  100.5%
      Government National Mortgage Assn.
          I
             Zero Coupon, 3/16/28                       $    8,001  $      5,133
             6.00%, 1/15/26 - 2/15/29                       69,967        63,926
             6.50%, 12/15/23 - 3/15/29                     185,019       173,190
             7.00%, 4/15/17 - 3/15/29                      265,968       255,420
             7.50%, 3/15/07 - 2/15/29                      237,506       233,882
             8.00%, 3/15/14 - 3/15/30                       99,867       100,385
             8.50%, 12/15/04 - 12/15/21                     15,741        16,075
             9.00%, 6/15/18 - 5/15/24                        9,913        10,294
             9.50%, 8/15/09 - 12/15/24                       4,286         4,478
             10.00%, 10/15/15 - 7/15/24                     17,670        18,743
             10.50%, 3/15/13 - 10/15/21                      1,551         1,678
             11.00%, 2/15/10 - 6/15/19                         371           405
             11.50%, 11/15/10 - 7/15/20                      1,725         1,899
             12.00%, 5/15/11 - 5/15/15                       2,291         2,540
             12.50%, 6/15/10 - 1/15/15                         782           873
             13.00%, 4/15/11 - 2/15/15                         337           378
             13.50%, 5/15/10 - 9/15/14                         625           702
          II
             6.50%, 3/20/26 - 11/20/28                      17,734        16,553
             7.00%, 8/20/29                                  7,422         7,096
             8.00%, 10/20/24 - 6/20/29                      16,105        16,085
             8.50%, 7/20/16 - 6/20/29                        7,721         7,859
             10.00%, 9/20/16 - 5/20/25                         626           660
             11.00%, 8/20/14 - 7/20/20                         711           771
             11.50%, 12/20/13 - 7/20/20                        650           714
             12.50%, 10/20/13 - 1/20/16                         86            96
             13.00%, 10/20/13 - 9/20/15                        310           348
          Construction Loan, I
             6.625%, 5/1/28                                  9,308         8,359
             6.73%, 1/1/29                                  18,232        16,801
             6.75%, 3/1 - 5/1/29                            18,043        16,365

7
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T. ROWE PRICE GNMA FUND
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                                                        Par/Shares        Value
--------------------------------------------------------------------------------
Government National Mortgage Assn.                            In thousands

          GPM, I
             8.75%, 6/15/17 - 11/15/21                  $      285  $        293
             9.00%, 5/15/09                                    119           121
             9.25%, 10/15/16 - 3/15/21                       2,394         2,493
             9.50%, 10/15/09                                 1,210         1,253
             9.75%, 4/15/16 - 2/15/21                        1,091         1,151
             10.75%, 2/15/16 - 4/15/19                         400           436
             11.00%, 9/15/10                                    77            83
             11.50%, 2/15/13                                    34            37
             12.00%, 10/15/10 - 1/15/13                        150           166
             12.25%, 5/15/14 - 2/15/15                          93           104
             12.50%, 4/15/10 - 10/15/11                        242           268
             12.75%, 11/15/13 - 12/15/14                       142           161
          GPM, II
             9.25%, 2/20/16                                     58            60
             9.75%, 3/20/21                                     31            32
             10.25%, 3/20 - 9/20/16                             26            27
             11.00%, 9/20/13 - 1/20/14                          32            34
             12.25%, 6/20/14 - 10/20/15                         61            68
             12.75%, 10/20/13 - 2/20/15                        106           118
          Project Loan, I
             6.70%, 4/15/34                                  2,382         2,173
             7.37%, 8/15/33                                  9,579         9,226
             8.00%, 11/15/17                                 5,648         5,687
          REMIC
             6.50%, 10/20/27                                 9,849         8,762
             7.00%, 5/16/24                                  8,400         8,017
             7.50%, 7/16/12                                  6,180         6,049
             Interest Only, 8.00%, 6/16/23**                 3,644           637
          TBA, I
             Construction Loan, 6.625%, 7/3/00                 714           641
             Construction Loan, 6.73%, 7/3/00                1,591         1,467
             Construction Loan, 6.75%, 12/29/00 - 4/30/01    3,986         3,604
             8.00%, 1/15/30                                 10,000        10,025
      U.S. Department of Veteran Affairs
          REMIC
             VR, 9.56%, 3/15/25                              2,376         2,500
             7.25%, 10/15/08                                10,545        10,331
      Total U.S. Government Mortgage-Backed
          Securities (Cost $1,092,274)                                 1,057,732

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T. ROWE PRICE GNMA FUND
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                                                       Par/Shares         Value
--------------------------------------------------------------------------------
      MONEY MARKET FUNDS  0.6%

      Government Reserve Investment Fund, 6.08% #           5,751  $      5,751
                                                                   ------------
      Total Money Market Funds (Cost $5,751)                              5,751
                                                                   ------------

 Total Investments in Securities

 101.1% of Net Assets (Cost $1,098,025)                            $  1,063,483

 Other Assets Less Liabilities                                         (11,325)
                                                                   ------------
 NET ASSETS                                                        $  1,052,158
                                                                   ------------
 Net Assets Consist of:

 Accumulated net investment income - net of distributions          $     (5,445)
 Accumulated net realized gain/loss - net of distributions              (25,975)
 Net unrealized gain (loss)                                             (34,542)
 Paid-in-capital applicable to 117,899,114 no par
 value shares of beneficial interest outstanding;
 unlimited number of shares authorized                                1,118,120
                                                                   ------------
 NET ASSETS                                                        $  1,052,158
                                                                   ------------

 NET ASSET VALUE PER SHARE                                         $       8.92
                                                                   ------------

   ** For Interest Only securities, par amount represents notional principal on which the fund receives interest.
    #  Seven-day yield
  GPM  Graduated Payment Mortgage
REMIC  Real Estate Mortgage Investment Conduit
  TBA  To be announced security was purchased on a forward commitment basis.
   VR  Variable Rate


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T. ROWE PRICE GNMA FUND
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-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands


                                                                          Year
                                                                         Ended
                                                                       5/31/00

  Investment Income (Loss)
  Interest income                                                 $     79,353
                                                                  ------------
  Expenses
   Investment management                                                 5,086
   Shareholder servicing                                                 2,079
   Custody and accounting                                                  341
   Prospectus and shareholder reports                                       90
   Registration                                                             21
   Legal and audit                                                          17
   Trustees                                                                  9
   Miscellaneous                                                             8
   Total expenses                                                        7,651
                                                                  ------------
  Net investment income (loss)                                          71,702
                                                                  ------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on securities                               (14,162)
  Change in net unrealized gain or loss on securities                  (35,173)
                                                                  ------------
  Net realized and unrealized gain (loss)                              (49,335)
                                                                  ------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $     22,367
                                                                  ------------

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE GNMA FUND
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----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                        5/31/00        5/31/99

  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                      $   71,702    $    72,733
   Net realized gain (loss)                             (14,162)         6,212
   Change in net unrealized gain or loss                (35,173)       (34,385)

   Increase (decrease) in net assets from operations     22,367         44,560

  Distributions to shareholders
   Net investment income                                (71,702)       (72,733)

  Capital share transactions*
   Shares sold                                          209,346        211,218
   Distributions reinvested                              62,267         43,992
   Shares redeemed                                     (280,884)      (239,415)

   Increase (decrease) in net assets from capital
   share transactions                                    (9,271)        15,795

  Net Assets
  Increase (decrease) during period                     (58,606)       (12,378)
  Beginning of period                                 1,110,764      1,123,142

  End of period                                      $1,052,158    $ 1,110,764
                                                     -------------------------
*Share information
   Shares sold                                           23,137         22,140
   Distributions reinvested                               6,894          4,624
   Shares redeemed                                      (31,162)       (25,120)

   Increase (decrease) in shares outstanding             (1,131)         1,644



The accompanying notes are an integral part of these financial statements.


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                                                                   May 31, 2000

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price GNMA Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 26, 1985. The fund seeks high current income consistent with maximum credit protection and moderate price fluctuation by investing principally in mortgage-backed securities issued by the Government National Mortgage Association (GNMA).

      The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

      Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

      Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

      Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

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      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.



NOTE 2 - INVESTMENT TRANSACTIONS

      Purchases and sales of U.S. government securities, aggregated $706,702,000 and $757,834,000, respectively, for the year ended May 31, 2000.



NOTE 3 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2000, the fund has capital loss carryforwards for federal income tax purposes of $13,774,000, of which $1,569,000 expires in 2002, $1,748,000 in 2003, and $10,457,000 thereafter through 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

      At May 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,098,025,000. Net unrealized loss aggregated $34,542,000 at period-end, of which $4,208,000 related to appreciated investments and $38,750,000 to depreciated investments.



NOTE 4 - RELATED PARTY TRANSACTIONS

      The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $414,000 was payable at May 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the com-


13
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--------------------------------------------------------------------------------

      bined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

      In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,043,000 for the year ended May 31, 2000, of which $112,000 was payable at period-end.

      Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 40.4% of the outstanding shares of the fund at May 31, 2000. For the year then ended, the fund was allocated $980,000 of Spectrum expenses, $100,000 of which was payable at period-end.

      The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2000, totaled $1,295,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of
T. Rowe Price GNMA Fund

      In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price GNMA Fund (the "Fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





      PricewaterhouseCoopers LLP
      Baltimore, Maryland
      June 19, 2000

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

      INVESTMENT SERVICES AND INFORMATION


               KNOWLEDGEABLE SERVICE REPRESENTATIVES

               By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               In Person  Available in T. Rowe Price Investor Centers.


               ACCOUNT SERVICES

               Checking Available on most fixed income funds ($500 minimum).

               Automatic Investing From your bank account or paycheck.

               Automatic Withdrawal  Scheduled, automatic redemptions.


               Distribution Options Reinvest all, some, or none of your distributions.

               Automated 24-Hour Services Including Tele*Access and the T. Rowe Price Web site on the Internet. Address:
               www.troweprice.com


               BROKERAGE SERVICES*

               Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **


               INVESTMENT INFORMATION

               Combined Statement Overview of all your accounts with T. Rowe Price.

               Shareholder Reports Fund managers' reviews of their strategies and results.

               T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

               Performance Update Quarterly review of all T. Rowe Price fund results.

               Insights Educational reports on investment strategies and financial markets.

               Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

               * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

               ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio



*  Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.         F70-050  5/31/00